SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2011

Exmovere Holdings, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

NEVADA	000-52713	20-8024018
(State or other jurisdiction of incorporation or organization)	(Commission file no.)	(IRS Employee Identification No.)

1600 Tysons Boulevard
8th Floor
McLean, VA 22102
(Address of Principal Executive Offices)

(703) 245-8513
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 (A) DEPARTURE OF DIRECTORS

On March 31, 2011, William Heath was removed as a director of Exmovere Holdings, Inc. (the “Company”) by written consent of the majority of the owners of the Company’s shares (the “Shareholder Written Consent”) before the expiration of his one year term as director.  Mr. Heath had expressed to the Company that he would not be seeking reelection to the Board upon expiration of his term and thereafter, the Company found a potential replacement director with skills that the shareholders and the Board wished to move quickly to secure.  The action was taken in accordance with a) Section 7.4 of the Company’s bylaws, which provides that the entire Board, or any individual director may be removed from office without assigning any cause by the majority vote or consent of the shareholders entitled to elect directors and b) Section 2.9 of the Company’s bylaws which provides that, any action required or permitted to be taken by the vote of stockholders at a meeting, may be taken without a meeting if authorized by the written consent of stockholders holding at least a majority of the voting power.

The foregoing description of the Shareholder Written Consent is not intended to be complete and is qualified in its entirety by the complete text of the Shareholder Written Consent attached as an exhibit to this Current Report on Form 8-K.

ITEM 5.02 (C) ELECTION OF DIRECTORS AND OFFICERS

On March 31, 2011, in order to fill the vacancy on the Company board and pursuant to a resolution made in accordance with Section 7.6 of the Company’s bylaws, Robert Kinssies was elected as a director of the Company.  Mr. Robert Kinssies will serve as the Company’s independent director until the expiration of Mr. Heath’s term, when he will be up for election by the shareholders.

The foregoing description is qualified in its entirety by the complete text of the Board Resolution attached as an exhibit to this Current Report on Form 8-K.

Mr. Robert Kinssies has 25 years of international business experience which includes 22 years of numerous senior management levels running Microsoft’s retail manufacturing supply chain, three years as president and chief operating officer of a supply chain and business consultancy corporation, and approximately one year as the chief operating officer of a global green energy startup company.  Mr. Kinssies’ experience with outsourcing, vendor development, and supply chain management will add value to the Company’s strategy and development efforts.

ITEM 9.01  FINANCIAL STATEMENT AND EXHIBITS.

(d) Exhibits.

10.1	Written Consent by Shareholders

10.2	Resolution by the Board of Directors

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Exmovere Holdings, Inc.

Date: April 5, 2011	By:	/s/ David Bychkov
David Bychkov
Chief Executive Officer

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